EXHIBIT 31.1

                                 CERTIFICATION
                                 -------------

I, Kenneth A. Shewer, Co-Chief Executive Officer of Preferred Investment Solutions Corp., the Managing Owner of Kenmar Global Trust (the "Fund"), do hereby certify that:

1. I have reviewed this quarterly report on Form 10-Q of the Fund;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Fund as of, and for, the periods presented in this quarterly report;

4. The Fund's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as such term is defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Fund and we have:

      a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Fund, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

      b) evaluated the effectiveness of the Fund's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      c) disclosed in this report any change in the Fund's internal control over financial reporting that occurred during the Fund's most recent fiscal quarter (the Fund's fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting; and

5. The Fund's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Fund's auditors and the audit committee of Fund's board of directors (or persons performing the equivalent function):

      a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal control over financial reporting.

May 16, 2005




                                            By:  /s/ Kenneth A. Shewer
                                                 -------------------------------
                                                Kenneth A. Shewer
                                                Co-Chief Executive Officer